Quarterly Holdings Report
for
Fidelity Freedom® Index 2020 Fund
June 30, 2023
FRX-X20-NPRT1-0823
1.906840.113
Domestic Equity Funds - 28.0%
	Shares	Value ($)
Fidelity Series Total Market Index Fund (a) (Cost $1,384,323,442)	140,623,732	2,060,137,680

International Equity Funds - 18.7%
	Shares	Value ($)
Fidelity Series Global ex U.S. Index Fund (a) (Cost $1,153,142,628)	101,408,114	1,375,094,025

Bond Funds - 40.9%
	Shares	Value ($)
Fidelity Series Bond Index Fund (a)	264,965,254	2,368,789,369
Fidelity Series International Developed Markets Bond Index Fund (a)	42,662,923	366,047,883
Fidelity Series Long-Term Treasury Bond Index Fund (a)	45,595,393	274,484,265
TOTAL BOND FUNDS (Cost $3,450,582,944)		3,009,321,517

Inflation-Protected Bond Funds - 10.8%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	22,384,545	211,086,262
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	74,153,444	585,812,206
TOTAL INFLATION-PROTECTED BOND FUNDS (Cost $929,446,780)		796,898,468

Short-Term Funds - 1.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (b)	9,566	9,568
Fidelity Series Treasury Bill Index Fund (a)	12,034,764	119,625,551
TOTAL SHORT-TERM FUNDS (Cost $120,084,871)		119,635,119

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $7,037,580,665)	7,361,086,809
NET OTHER ASSETS (LIABILITIES) - 0.0%	(69,188)
NET ASSETS - 100.0%	7,361,017,621

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	-	1,573,468	1,563,900	288	-	-	9,568	0.0%
Total	-	1,573,468	1,563,900	288	-	-	9,568

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	186,476,885	30,520,604	4,659,196	-	(6,487)	(1,245,544)	211,086,262
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	598,310,612	15,533,995	15,590,483	86,528	(3,687,793)	(8,754,125)	585,812,206
Fidelity Series Bond Index Fund	2,348,292,923	111,521,919	54,963,645	17,486,299	(895,622)	(35,166,206)	2,368,789,369
Fidelity Series Global ex U.S. Index Fund	1,378,165,680	29,894,872	68,947,391	-	3,191,351	32,789,513	1,375,094,025
Fidelity Series International Developed Markets Bond Index Fund	371,055,933	10,663,523	10,944,369	5,209,256	(249,730)	(4,477,474)	366,047,883
Fidelity Series Long-Term Treasury Bond Index Fund	280,245,675	12,136,394	9,458,295	2,028,500	(2,727,081)	(5,712,428)	274,484,265
Fidelity Series Total Market Index Fund	2,081,170,138	13,442,237	197,634,594	5,517,703	51,283,060	111,876,839	2,060,137,680
Fidelity Series Treasury Bill Index Fund	106,839,634	15,578,838	2,688,799	1,364,065	(167)	(103,955)	119,625,551
	7,350,557,480	239,292,382	364,886,772	31,692,351	46,907,531	89,206,620	7,361,077,241

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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